UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 17, 2026

Dillard’s, Inc.
(Exact name of registrant as specified in its charter)

Texas
(State or other jurisdiction of incorporation)

1-6140	71-0388071
(Commission File Number)	(IRS Employer Identification No.)

1600 Cantrell Road Little Rock, Arkansas	72201
(Address of principal executive offices)	(Zip Code)

(501) 376-5200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	DDS	New York Stock Exchange
7.50% Capital Securities of Dillard’s Capital Trust I (and the Guarantee of Dillard’s, Inc. with respect thereto)	DDT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On September 17, 2026, Dillard’s, Inc. (the “Company”), acting pursuant to authorization from its Board of Directors (the “Board”), notified the New York Stock Exchange (“NYSE”) of its intention to voluntarily withdraw the primary listings of the Company’s Class A common stock, par value $0.01 per share (the “Common Stock”), and the 7.50% Capital Securities of Dillard’s Capital Trust I (and the Guarantee of the Company with respect thereto) (together, the “Trust Securities”) from the NYSE and transfer the primary listings to the Texas Stock Exchange LLC (the “TXSE”). The Company expects that trading of the Common Stock and the Trust Securities on the NYSE as primary listings will end at market close on October 2, 2026, and that trading on the TXSE as primary listings will begin at market open on October 5, 2026.

The Common Stock and the Trust Securities have been approved for listing on the TXSE, where they will continue to trade under the stock symbols “DDS” and “DDT”, respectively.

Item 7.01	Regulation FD Disclosure

The Company issued the news release attached hereto as Exhibit 99.1 in connection with the transfer of the primary listings of the Common Stock and the Trust Securities to the TXSE.

The information contained in Item 7.01 of this Report and in Exhibit 99.1 to the Report shall not be deemed “filed” with the Commission for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated September 18, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DILLARD’S, INC.

Date:	September 18, 2026	By:	/s/ Phillip R. Watts
		Name:	Phillip R. Watts
		Title:	Senior Vice President, Co-Principal Financial Officer and Principal Accounting Officer

		By:	/s/ Chris B. Johnson
		Name:	Chris B. Johnson
		Title:	Senior Vice President and Co-Principal Financial Officer